UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2016

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 South Figueroa Street, Suite 4050 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 330-4300

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.

Changes In Registrant's Certifying Accountant.

(a)  Previous Independent Registered Public Accounting Firm.

On February 10, 2016, Genufood Energy Enzymes Corp. (the "Company") received notice that its independent registered public accounting firm, Weinberg & Company (the “Former Accountant”) has resigned.  The Former Accountant’s resignation was approved by the Company’s Board of Directors on February 10, 2016.

During the periods preceding the Former Accountant’s resignation, there was no reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), except that  the Former Accountant informed the Company its decision to terminate was based on their inability to satisfy themselves to the adequacy of the Company’s internal and financial controls over related party transactions.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits.

16.1

Letter from Former Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: February 11, 2016	By:	/s/ Yi Lung Lin
Yi Lung Lin, Director